                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              ID Technologies Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           ID TECHNOLOGIES CORPORATION

                               ------------------

               NOTICE OF SUBSTITUTE ANNUAL MEETING OF SHAREHOLDERS
              TO BE HELD AT 10:00 AM ON WEDNESDAY DECEMBER 19, 2001

                               ------------------

To the Shareholders:

A Substitute Annual Meeting of the shareholders of ID Technologies Corporation (the Company") will be held in the Boardroom on the 4th floor of the offices of Kilpatrick Stockton, LLP which is located at 3737 Glenwood Avenue, Raleigh, NC 27612 on Wednesday, December 19, 2001 at 10:00 AM for the following purposes:

          1. To elect six directors, each to serve for a one-year term expiring in 2002 or until their successors shall have been duly elected and qualified;

          2. To re-ratify the appointment of Ernst & Young, LLP as independent certified public accountants; and

          3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on November 12, 2001 has been designated as the record date for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment thereof.

Company personnel will be in attendance to host our shareholders. We value our shareholders and hope you will attend.



                    /s/ J. Phillips L. Johnston
                    ------------------------------------------------------------
                    J. Phillips L. Johnston, President & Chief Executive Officer

November 19, 2001

                                    IMPORTANT
                                    ---------

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON AT THE MEETING.

                           ID Technologies Corporation
                             NCSU Centennial Campus
                        920 Main Campus Drive, Suite 400
                                Raleigh, NC 27606

                                 PROXY STATEMENT

                    SUBSTITUTE ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY DECEMBER 19, 2001

INTRODUCTION

The enclosed proxy is solicited by ID Technologies Corporation (hereafter referred to as the Company") for use at the Substitute Annual Meeting of Shareholders to be held in the boardroom on the 4th floor of the offices of Kilpatrick Stockton, LLP which is located at 3737 Glenwood Avenue, Raleigh, NC 27612 on Wednesday, December 19, 2001 at 10:00 AM for the purposes set forth in the foregoing Notice of the Substitute Annual Meeting of Shareholders. This Proxy Statement and the form of proxy will be mailed to shareholders on or about November 19, 2001.

VOTING OF SECURITIES

The record date with respect to this solicitation is November 12, 2001 (the Record Date"). All holders of record of Common Stock of the Company as of the close of Business on the Record Date are entitled to vote at the Substitute Annual Meeting. As of that date, the Company had 10,178,450 shares of Common Stock outstanding, which shares constitute the only class of outstanding shares of the Company entitled to notice of, and to vote at, the Substitute Annual Meeting. Each share of Common Stock is entitled to one vote.

A majority of the outstanding share of Common Stock must be represented in person or by proxy at the Special Meeting in order to constitute a quorum for the transaction of business. If a quorum exists, a proposal is approved if the votes cast in person or by proxy favoring the proposal exceed the votes cast opposing the proposal. Directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Shareholders may not cumulate their votes for directors. Abstentions and broker non-votes are not counted in the calculation of the vote. A proxy may be revoked by the shareholder at any time prior to its being voted by giving notice to the Secretary of the Company, Mark
K. Seifert, Esquire by executing and delivering a proxy with a later date or by voting in person at the Substitute Annual Meeting. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions of the shareholder contained therein. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations.

The cost of this solicitation will be borne by the Company, including expenses incurred in connection with preparing and mailing this Proxy Statement. Such expenses will include charges by brokers, banks or their nominees, other custodians and fiduciaries for forwarding proxy material to the beneficial owners of shares held in the name of a nominee. Proxies may be solicited personally or by mail, facsimile, telephone or telegraph. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation.

As a matter of policy, proxies, ballots, and voting tabulations that identify individual shareholders are held confidential by the Company. Such documents are available for examination only by the inspectors of election who are appointed to tabulate the votes. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

COMMON STOCK OWNERSHIP

The following table sets forth certain information regarding beneficial ownership of Common Stock as of November 12, 2001 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director or nominee, (iii) each other executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors as a group.


NAME                                                SHARES BENEFICIALLY OWNED
----                                                -------------------------
                                                     NUMBER         PERCENT
                                                     ------         -------

William F. Lane (1) (7) (6)                        2,534,661            23.5%
J. Phillips L. Johnston (2) (7) (6)                  363,000            3.4%
Harold H. Reddick, Jr. (3) (7) (6)                   110,000            1.0%
Robert E. Huffman, Jr. (4) (7) (6)                    50,000              *
Mark K. Seifert, Esquire (5) (7)                      55,000              *
Thomas H. Thebes (7)                                 103,625            1.0%
                                                    --------            ----
All current directors & officers as a group (5)    3,216,286            29.8%

SafeNet, Inc.                                      1,120,660            10.4%
                                                   ---------            ----
Other significant shareholders                     1,120,660            10.4%


* Less than one percent (1%) of Common Stock.

     BENEFICIAL OWNERSHIP INCLUDES BOTH OUTSTANDING COMMON STOCK AND SHARES ISSUABLE UPON EXERCISE OF OPTIONS OR WARRANTS THAT ARE CURRENTLY EXERCISABLE OR WILL BECOME EXERCISABLE WITHIN 60 DAYS AFTER THE DATE HEREOF. UNLESS OTHERWISE NOTED, SOLE VOTING AND DISPOSITIVE POWER IS POSSESSED WITH RESPECT TO ALL COMMON STOCK SHOWN. ALL PERCENTAGES ARE CALCULATED BASED ON THE NUMBER OF OUTSTANDING SHARES PLUS SHARES WHICH A PERSON OR GROUP HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS. THE ADDRESS FOR ALL PERSONS LISTED WITH THE EXCEPTION OF SAFENET,INC (FORMERLY INFORMATION RESOURCE ENGINEERING, INC.) IS IN CARE OF THE COMPANY AT ITS RALEIGH LOCATION.

(1)  Includes 100,000 shares subject to currently exercisable options.
(2)  Includes 300,000 shares subject to currently exercisable options.
(3)  Includes 110,000 shares subject to currently exercisable options.
(4)  Includes 50,000 shares subject to currently exercisable options.
(5)  Includes 55,000 shares subject to currently exercisable options.
(6)  Current directors.
(7)  Current director nominees.


                            I. ELECTION OF DIRECTORS

The six nominees for election as directors are identified below. The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as may be designated.

The following material contains information concerning the nominees, including their recent employment, positions with the Company, other directorships and age as of the date of this Proxy Statement.

WILLIAM F. LANE, age 68 is the founder and current Chairman of the Board of Directors of the Company and the assignor of the Lane Patent 1, a foundation patent in standalone biometric fingerprint technology. Mr. Lane has founded several companies since his graduation from North Carolina State University in 1959. Mr. Lane has been active in business and industry by serving as president of three different trade associations, active in civic and religious endeavors, and has served as Assistant Secretary of the North Carolina Department of Commerce as well as Deputy Commissioner of the North Carolina Division of Motor Vehicles. Mr. Lane has founded five companies that he later sold to public companies.

J. PHILLIPS L. JOHNSTON, J.D., age 62 is the President and Chief Executive of the Company. Prior to serving our Company, he was Chief Executive Officer of Pilot Therapeutics, a private venture backed company, from October 1998 to September 1999. From January 1991 to July 1998, Mr. Johnston was President and Chief Executive of Digital Recorders, Inc., a NASDAQ company, and is currently a member of their Board and Executive Committee. He was Administrator of the Credit Unions of North Carolina in the Department of Commerce from September 1987 to April 1990. From April 1990 to January 1991 he was president and CEO of Data Pix, Inc., a private venture backed company. From October 1979 to September 1987, Mr. Johnston served as President and Chief Executive of Norman Perry-Chantry, Ltd., and Erwin-Lambeth, Inc. From 1971 through 1979 he was President and Chief Executive Officer of Currier Piano Company. He is Vice Chairman of Remote Light, a private technology company located in the Research Triangle Park, NC. Mr. Johnston received his A.B. degree in economics from Duke University and his law degree from the University of North Carolina at Chapel Hill.

HAROLD H. REDDICK, JR., age 46 has served the Company as Secretary since 1997. Since 1992 Mr. Reddick has been an independent financial advisor, marketing consultant and management advisor to early stage companies as Managing Director of Tip of the Spear, LLP. Prior to 1992 Mr. Reddick was active in the brokerage industry and has been a member of NASD since 1986. He currently serves on the Board of Directors of RemoteLight. Mr. Reddick attended Wake Forest University and graduated from North Carolina State University in 1983 with a BA degree in Sociology.

ROBERT E. HUFFMAN, JR., age 46 is a private investor and consultant to companies involved in the development of security technologies for computer/telecommunication networks. He served as vice president of business development for SecureLogix Corporation. He was a founder in 1995 of WheelGroup Corporation which was sold to Cisco Systems in 1998. In 1982 he was a Special Agent with the Air Force Office of Special Investigations where he ran fraud and counterintelligence investigations involving computers and related technology and later was assigned as the Special Assistant for Counterintelligence Computer Affairs in Washington, D.C. where he developed the first defensive computer counterintelligence program within the Dept of Defense. He planned and implemented programs to counter real-time attacks on government computer and network systems. He left the Air Force in 1992 and Trident Data Systems where he developed the first Mission Target Analysis Program to support the Air Force Information Warfare Center. Mr. Huffman has degrees in Economics and Computer Science from the University of North Carolina Chapel Hill and Charlotte.

MARK K. SEIFERT, J.D., age 45 serves the Company as Secretary. He has practiced law in Washington, D.C. and North Carolina for twenty years. He is a graduate of Boston University School of Law and Duke University with an AB degree. He has served as a Federal Government attorney and manager and vice president of a national trade association and as a private attorney advising clients on a wide variety of complex legal and practical matters. Among Mr. Seifert's responsibilities of importance to IDTEK are his ability to monitor industry trends to help the company in the pursuant of new markets, to advise the Board on strategy and tactics to maximize shareholder value, positioning legislation and working with federal and state agencies, and preparing documentation and negotiating with potential customers and partners. Mr. Seifert has also represented pharmaceutical and biotechnology companies and high-tech start-ups in various capacities since moving to North Carolina in late 1997. He is licensed to practice law in the District of Columbia and North Carolina.

THOMAS H. THEBES, JR., age 45 is an independent contractor and has been engaged to provide controller services to the Company. Mr. Thebes has established a consulting firm that provides financial assistance to developing companies. Prior to establishing his consulting firm he served as controller to ITG Global from 1999 to present. From 1998 to 1999 he served as Senior Manager for KPMG Peat Marwick, LLP for consulting with IPO's, Start-ups which supplied various financial assistant to a number of companies. He served as Director of Finance and Administration for Exide Electronics from 1991 to 1998. Mr. Thebes has an MBA from the University of Toledo, a B.S. in Business from Miami University
(Ohio). He has been a Guest lecturer at the Kenan-Flagler Business School at UNC-CH, the University of Tennessee, and Clemson University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL SIX NOMINEES AS DIRECTORS OF THE COMPANY.

BOARD COMPENSATION

No director or employee of the Company receives cash compensation for his services as a director. Non-management directors receive reasonable travel and/or out-of-pocket expenses when attending meetings of the Board of Directors and Committee meetings.

Non-management directors have been granted certain options to purchase shares of the Company. These options were granted with strike prices at the market price when granted. Thus far none of these options have been exercised due to the current price of the stock.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE. The following table sets forth the annual compensation for services for the executives of the Company.


NAME AND PRINCIPAL POSITION                                                 2000 ANNUAL COMPENSATION
---------------------------                                                 ------------------------
                                                                             SALARY           BONUS
                                                                             ------           -----
William F. Lane                                                             $ 22,800           None
   Chairman & Former President & Chief Executive Officer

J. Phillips L. Johnston                                                     $150,000           None
   President & Chief Executive Officer
   Began serving in this capacity Oct. 1, 1999

Mark K. Seifert                                                                 None           None
   Secretary
Thomas H. Thebes, Jr.                                                           None           None
   Chief Financial Officer


BOARD COMMITTEES

The Board of Directors has delegated certain of its authority to the Compensation and Audit Committee. At the present time all other normal committee functions are undertaken by the Board acting as a committee on the various issues that arise.


BOARD AND COMMITTEE ATTENDANCE

Board attendance was 100% for 2000 by current directors.


         II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Ernst & Young, LLP has examined the financial statements of the Company for the year ended December 31, 2000. Subject to shareholder approval, such firm has been appointed by the Board of Directors to serve as the Company's independent auditors for the 2001 fiscal year. Representatives of Ernst & Young, LLP will be present at the Substitute Annual Meeting with the opportunity to make a statement if it is their desire to do so and will be available to respond to appropriate questions from shareholders.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.


                              SHAREHOLDER PROPOSALS


Shareholders who intend to submit proposals for inclusion in the Proxy Statement for the 2002 Annual Meeting of Shareholders must do so by sending the proposal and supporting statements, if any, to the Company no later than January 31,2002. Such proposals should be sent to the attention of Mr. J. Phillips L. Johnston, NCSU Centennial Campus, 920 Main Campus Drive, Suite 400, Raleigh, NC 27606.


                                  OTHER MATTERS

Except for the matters described herein, management does not intend to present any matter for action at the Special Meeting and knows of no matter to be presented at such Special Meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Special Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person acting under the Proxy.

FINANCIAL INFORMATION

ANY SHAREHOLDER WANTING A COPY OF THE COMPANY'S 10KSB WHICH CONTAINS THE 2000 AUDITED FINANCIAL REPORT CAN LINK TO THE SECURITY EXCHANGE COMMISSION FROM WWW.IDTEK.COM. THE QUARTERLY 10 QSB FOR THE PERIOD ENDING MARCH 31, 2001, JUNE 30, 2001 AND SEPTEMBER 30, 2001 ARE ALSO AVAILABLE USING THIS HYPERLINK FROM OUR WEBSITE TO THE SEC.

Additional 2000 audited financial statements are available upon request.

ANY SHAREHOLDER WANTING TO RECEIVE FUTURE PRESS RELEASES SHOULD NOTIFY MANAGEMENT OF YOUR E-MAIL ADDRESS AT OUR FOLLOWING ADDRESS.







                                CORPORATE OFFICE

                           ID Technologies Corporation
                             NCSU Centennial Campus
                              920 Main Campus Drive
                                    Suite 400
                                Raleigh, NC 27606

                            Tel: 919-424-3722 ext 300
                                Fax: 919-424-3723

                           Email: pjohnston@idtek.com


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Please mark
                                                                                                          your votes as   / X /
                                                                                                          indicated in
                                                                                                          this example


1. To consider and act upon a proposal to elect the                                                      WITHHOLD
   nominees presented below as directors to hold office              FOR election of all                 AUTHORITY
   for one-year terms or until their successors are                       nominees               to vote for all nominees
   elected and qualified.
                                                                            /  /                           /  /

   Nominees: William F. Lane, J. Phillips L. Johnston,               Instructions: To withhold authority to vote for
   Robert E. Huffman, Jr., Harold H. Reddick, Jr.,                   any individual nominee, strike through the
   Mark K. Seifert, Thomas H. Thebes, Jr.                            nominee's name at left.

                                                                            FOR            AGAINST        ABSTAIN
2. To ratify the appointment of Ernst & Young, LLP as
   the independent public accountants for the Company.                      /  /            /  /           /  /

                                                                          AUTHORIZED
                                                                           TO VOTE         ABSTAIN
3. In their discretion, the proxies are authorized to
   vote upon such other business as may properly come                       /  /            /  /
   before the meeting or any and all adjournments thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE
   VOTED FOR THE NOMINEES LISTED AND FOR PROPOSALS 2 AND 3 AND THE PROXY HOLDERS
   WILL VOTE ON ANY PROPOSAL UNDER 3 IN THEIR DISCRETION AND IN THEIR BEST
   JUDGEMENT.

   Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                 Dated:                                        , 2001
                        -------------------------------------

                 ----------------------------------------------------
                                      Signature
                 Dated:                                        , 2001
                        -------------------------------------

                 ---------------------------------------------------
                                      Signature

                 If this Proxy is not dated, the Proxy will be deemed to bear the date the form was mailed to the shareholder.


-----------------------------------------------------------------------------------------------------------------------------------
                                                   ^ FOLD AND DETACH HERE ^